Exhibit 10.1

EXECUTION VERSION

MASTER AMENDMENT NO.  4 TO THE EUROPEAN RECEIVABLES LOAN
AGREEMENT, THE SERVICING AGREEMENT, THE LIQUIDATION SERVICER
AGREEMENT AND TRANSACTION DOCUMENTS

This Master Amendment No. 4 to the EUROPEAN RECEIVABLES LOAN AGREEMENT, THE SERVICING AGREEMENT, THE LIQUIDATION SERVICER AGREEMENT AND TRANSACTION DOCUMENTS, dated as of March 5, 2015 (this “Amendment”), is made among Huntsman Receivables Finance LLC (the “Company”), a Delaware limited liability company, Vantico Group S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg with its registered office at 68-70, Boulevard de la Pétrusse, L-2320 Luxembourg, registered with the Luxembourg trade and companies’ register under number B72959 (the “Master Servicer”), Huntsman International LLC, a limited liability company established under the laws of Delaware (“Huntsman International” or the “Servicer Guarantor”), Barclays Bank plc in its capacities as Administrative Agent (the “Administrative Agent”), as Collateral Agent (the “Collateral Agent”), and a Funding Agent, Sheffield Receivables Company LLC (formerly known as Sheffield Receivables Corporation), (“Sheffield”), and Regency Assets Limited (“Regency”), each in its capacity as a Lender (the “Lenders”), HSBC Bank plc, as a Funding Agent, PricewaterhouseCoopers LLP (“PWC”), a limited liability partnership established under the laws of England and Wales (registered number OC303525) as Liquidation Servicer (the “Liquidation Servicer”) and the European Originators a party hereto.

WHEREAS, the Company, the Master Servicer, the Funding Agent, the Lender, the Administrative Agent and the Collateral Agent are parties to the European Receivables Loan Agreement dated as of October 16, 2009 as amended by (i) the Amendment to the Receivables Loan Agreement and European Servicing Agreement, dated as of November 17, 2009, (ii) Amendment No. 2 to the European Receivables Loan Agreement, dated as of October 8, 2010, (iii) the Master Amendment to the European Receivables Loan Agreement, European Servicing Agreement and Transaction Documents dated as of December 22, 2010, (iv) the Master Amendment No. 2 to the European Receivables Loan Agreement, European Servicing Agreement and Transaction Documents dated as of April 15, 2011 and (v) the Master Amendment No. 3 to the European Receivables Loan Agreement dated as at April 29, 2013 (as so amended, the “Receivables Loan Agreement”);

WHEREAS, the Company, the Master Servicer, the Servicer Guarantor, the Local Servicers, the Administrative Agent, the Collateral Agent, and the Liquidation Servicer are parties to the European Servicing Agreement dated as of October 16, 2009, as amended by (i) the Amendment to the Receivables Loan Agreement and European Servicing Agreement, dated as of November 17, 2009, (ii) the Master Amendment to the European Receivables Loan Agreement, European Servicing Agreement and Transaction Documents dated as of December 22, 2010, and (iii) the Master Amendment No. 2 to the European Receivables Loan Agreement, European Servicing Agreement and Transaction Documents dated as of April 15, 2011 (as so amended, the “Servicing Agreement”);

WHEREAS, the Master Servicer, the Company and Huntsman International have requested certain amendments to the Receivables Loan Agreement and the Servicing Agreement and the termination of the Liquidation Servicer Agreement and each of the parties hereto have agreed to such amendments and termination, in each case on the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.                                                                                      Capitalized terms used but not defined herein shall have the meanings ascribed to them in Schedule 3 to the Receivables Loan Agreement (as amended by this Amendment).

2.                                      The parties to the Receivables Loan Agreement agree that, as of the Effective Date (defined below) or the Liquidation Servicer Effective Date (defined below), as applicable,

(a)                                 Section 25(e) of the Receivables Loan Agreement shall be and hereby is amended to add a new clauses (iii) and (iv) to the end of such clause to read as follows:

“(iii)                         none of the Company, the Master Servicer, the Contributor, any Originator or any Affiliate or broker or other agent of any of the foregoing is a Person that (A) is, or is owned or controlled by Persons that are, the target or subject of any Sanctions; or (B) is located, organized or resident in a country or territory that is, or whose government is, the target or subject of Sanctions (currently, Cuba, Iran, North Korea, Sudan, Crimea and Syria); and

(iv)  none of the Company, the Master Servicer, the Contributor, any Originator or any Affiliate will directly or indirectly use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Person, (A) to fund, in violation of applicable Sanctions, any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the target or subject of Sanctions or (B) in any other manner that would result in a violation of applicable Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor or otherwise).”

(b)                                 Section 26.1(q) of the Receivables Loan Agreement shall be and hereby is amended in its entirety to read as follows:

“(q)                           Servicing.  Within 120 days following a Liquidation Servicer Resumption Event, cause (i) a Liquidation Servicer consented to by the Funding Agents to be in place under an Liquidation Servicer Agreement, on terms satisfactory to the Funding Agents and (ii) the Liquidation Servicer to complete a Master Servicer Site Review and the review of the Master Servicer’s Standby Liquidation System in each case in accordance with the Liquidation Servicer Agreement.”

(c)                                                                                 Section 26.5 of the Receivables Loan Agreement shall be and hereby is amended in its entirety to read as follows:

“26.5.               Risk Retention

Huntsman International shall (i) on an ongoing basis retain, in its capacity as an originator (under the CRR), a net economic interest in the Pool Receivables in an amount at least equal to 5% of the aggregate Principal Amount of the Pool Receivables at such time in accordance with Article 405, paragraph (1)(d) of CRR Part 5, (ii) not change the manner in which it retains such net economic interest since the Closing Date, except to the extent permitted under CRR Part 5, (iii) not enter into any credit risk mitigation, short position or any other hedge with respect to such net economic interest, except to the extent permitted under CRR Part 5, and (iv) provide all information to the Lenders or the Funding Agents as is required for any Lender or Funding Agent to comply with CRR Part 5 including as may be requested by any Lender or Funding Agent from time to time.”

(d)                                                                                                                                The second proviso to Section 28(a) of the Receivables Loan Agreement shall be and hereby is amended in its entirety to read as follows:

“provided that, clause (ii) above shall not apply if the daily average of the aggregate Principal Amounts of Receivables of an Originator that is removed, withdrawn or terminated pursuant to the provisions of this Section 28 occurring during the immediately preceding twelve (12) calendar months is less than ten per cent (10%) of the Aggregate Receivables Amount as of the date immediately prior to the proposed removal, withdrawal or termination of the relevant Approved Originator:”

(e)                                                                                                                                The second proviso to Section 28(b) of the Receivables Loan Agreement shall be and hereby is amended in its entirety to read as follows:

“provided that, subclause (a)(ii) above shall not apply if the average of the aggregate Principal Amount of Receivables removed from the pool of Receivables pursuant to the provisions of this Section 28 in the immediately preceding twelve (12) calendar months (including the daily aggregate Principal Amount of Receivables of such proposed Excluded Designated Line of Business) is less than ten per cent (10%) of the Aggregate Receivables Amount as of the date immediately prior to the proposed removal, withdrawal or termination of the relevant Approved Originator or proposed cessation of the Excluded Designated Line of Business;”

(f)                                                                                                                                  Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending the definition of “Applicable Margin” in its entirety to read as follows:

““Applicable Margin” shall mean:

(i)             in the case of Sheffield and Regency, 1.10% per annum in respect of any portion of a Loan funded by the proceeds of the issue of Commercial Paper; and

in the case of Sheffield and Regency, 2.10% per annum in respect of any portion of a Loan which has not been funded by the proceeds of the issue of Commercial Paper.”

(g)                                  Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by adding the new definition of “Collection Agency Receivable” to read as follows:

““Collection Agency Receivable” shall mean any Defaulted Receivable the creditworthiness is determined (acting reasonably) by the Master Servicer or the relevant Local Servicer to be credit impaired to an extent justifying third party collection efforts.”

(h)                                 Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by adding the new definition of “CRR” to read as follows:

““CRR” shall mean, collectively, Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervisions of credit institutions and investment firms, as amended from time to time, together with any regulatory guidelines, technical standards or implementing technical standards relating thereto and any Q&A responses or other official guidance published in relation thereto by the European Banking Authority (or any successor or replacement agency or authority).”

(i)                                     Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending the definition of “Excluded Factoring Obligor” in its entirety to read as follows:

““Excluded Factoring Obligor” shall mean:

(1)                                 any Obligor designated as an Excluded Factoring Obligor on or before March 5, 2015; and

(2)                                 an Obligor designated after March 5, 2015 in respect of a Receivable that satisfies the following criteria, as of any date of determination:

(a)                                 the Master Servicer has provided the Administrative Agent and the Funding Agent at least ten (10) Business Days’ prior written notice that such Obligor shall become an “Excluded Factoring Obligor”; and

(b)                                 such notice is accompanied by a certification of the Master Servicer:

(i)                                     of the aggregate Purchased Receivables originated by such Obligor in the immediately preceding twelve (12) Settlement Periods (the “Excluded Factoring Obligor Receivable Amount”) and

(ii)                                  that the sum of (A) the Excluded Factoring Obligor Receivables Amount determined for such Obligor and (B) the Excluded Factoring Obligor Receivables Amount determined at the time each other Excluded Factoring Obligor was designated pursuant to clause (a), minus (C) the Excluded Factoring Obligor Receivable Amount of any Excluded Factoring Obligor that has subsequently become an Eligible Obligor or has ceased to be an Obligor does not in the aggregate exceed Euro 100,000,000.”

(j)                                    Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending the definition of “Liquidation Servicer” in its entirety to read as follows:

““Liquidation Servicer” shall mean such entity which has been appointed as Liquidation Servicer by the Company following a Liquidation Servicer Resumption Event and consented to by the Funding Agents (and shall include its successors and assigns).”

(k)                                 Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending the definition of “Liquidation Servicer Agreement” in its entirety to read as follows:

““Liquidation Servicer Agreement” shall mean the letter agreement consented to by the Funding Agents entered into following a Liquidation Servicer Resumption Event between the Liquidation Servicer and the Company, which shall be on substantially similar terms as the letter agreement entered into subsequent to the Closing Date between PricewaterhouseCoopers as the Liquidation Servicer and the Company.”

(l)                                     Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending the definition of “Liquidation Servicer Commencement Date” in its entirety to read as follows:

““Liquidation Servicer Commencement Date” shall mean the date that the Administrative Agent gives notice to activate the appointment of the Liquidation Servicer, provided that while such activation notice shall be effective immediately and shall trigger the occurrence of the Liquidation Servicer Commencement Date, the Liquidation Servicer’s performance of its duties in accordance with the Liquidation Servicer Agreement which provides that specified actions will commence within “5 working days of the Liquidation Servicer Commencement Date”.”

(m)                             Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by adding the new definition of “Liquidation Servicer Resumption Event” to read as follows:

““Liquidation Servicer Resumption Event” shall mean the date that the long-term corporate credit rating of Huntsman International has been reduced to “BB-” or below by S&P and “Ba3” or below by Moody’s.”

(n)                                 Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending the definition of “Liquidation Servicing Fee” in its entirety to read as follows:

““Liquidation Servicing Fee” shall mean the fee payable to the Liquidation Servicer as set forth in the Liquidation Servicer Agreement.”

(o)                                 Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by adding the new definition of “Sanctions” to read as follows:

““Sanctions” means the sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced by any of the following:

(a) the United States government;

(b) the United Nations Security Council;

(c) the European Union;

(d) the United Kingdom;

(e) Hong Kong; and

(f) the respective Governmental Authorities of any of the foregoing, including without limitation, the U.S. Department of State, Her Majesty’s Treasury and the Office of Foreign Assets Control of the US Department of the Treasury.”

(p)                                 Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending the definition of “Scheduled Commitment Termination Date” in its entirety to read as follows:

““Scheduled Commitment Termination Date” shall mean March 5, 2018 as may be extended from time to time in writing by the Company, the Lenders and the Funding Agents.”

(q)                                 Schedule 3 of the Receivables Loan Agreement shall be and hereby is amended by amending the definition of “Successor Master Servicer” in its entirety to read as follows:

““Successor Master Servicer” shall mean, following delivery of a Termination Notice by the Administrative Agent or receipt by the Administrative Agent of a Resignation Notice, (a) a Person appointed by the Administrative Agent which, at the time of its appointment as Master Servicer (i) is legally qualified and has the corporate power and authority to service the Receivables, (ii) is approved by each Funding Agent, (iii) has demonstrated the ability to service a portfolio of similar receivables in accordance with high standards of skill and care in the sole determination of the Administrative Agent, and (iv) has accepted its appointment by a written assumption in a form acceptable to the Administrative Agent and (b)

if no successor Master Servicer has otherwise been appointed in accordance with clause (a), from the Liquidation Servicer Commencement Date, the Person then acting as Liquidation Servicer; provided that if such Person is so appointed, its duties shall consist only of those applicable to it in its capacity as Liquidation Servicer; provided, further, that no such Person shall be a Successor Master Servicer if it is a direct competitor of Vantico Group S.à.r.l. or any Significant Subsidiary.”

(r)                                     Schedule 6 of the Receivables Loan Agreement shall be and hereby is amended by amending by deleting the following inactive Collection Accounts:

ACCOUNTHOLDER	Bank Name	Location	JPM Branch location	JPM SWIFT code	Account Number	IBAN	Account Currency
Huntsman Receivables Finance LLC	JPMORGAN CHASE BANK NA AMSTERDAM BRANCH	The Netherlands	JPMORGAN CHASE BANK NA AMSTERDAM BRANCH Strawinskylaan 1135 1077XX Amsterdam The Netherlands	CHASNL2X	xxxxxxx	xxxxxxx	EUR
Huntsman Receivables Finance LLC	JPMorgan AG FRANKFURT	Germany	JPMorgan AG FRANKFURT Junghofstrasse 14, Frankfurt, 60311, Germany	CHASDEFX	xxxxxxx	xxxxxxx	EUR
Huntsman Receivables Finance LLC	JPMorgan AG FRANKFURT	Germany	JPMorgan AG FRANKFURT Junghofstrasse 14, Frankfurt, 60311, Germany	CHASDEFX	xxxxxxx	xxxxxxx	EUR
Huntsman Receivables Finance LLC	JPMORGAN CHASE BANK NA MADRID BRANCH	Spain	JPMORGAN CHASE BANK NA MADRID BRANCH Jose Ortega Y Gassett 29, Madrid, 28006, Spain	CHASESM3	xxxxxxx	xxxxxxx	EUR
Huntsman Receivables Finance LLC	JPMORGAN CHASE BANK NA MADRID BRANCH	Spain	JPMORGAN CHASE BANK NA MADRID BRANCH Jose Ortega Y Gassett 29, Madrid, 28006, Spain	CHASESM3	xxxxxxx	xxxxxxx	EUR
Huntsman Receivables Finance LLC	JPMORGAN CHASE BANK NA MILAN BRANCH	Italy	JPMORGAN CHASE BANK NA MILAN BRANCH Via Catena 4, Milan, 20121, Italy	CHASITMX	xxxxxxx	xxxxxxx	EUR
Huntsman Receivables Finance LLC	JPMORGAN CHASE BANK NA PARIS BRANCH	France	JPMORGAN CHASE BANK NA PARIS BRANCH 7 Place Vendome, Paris, 75001, France	CHASFRPP	xxxxxxx	xxxxxxx	EUR

3.                                      The parties to the Receivables Servicing Agreement agree that, as of the Effective Date (defined below), a new paragraph (g) shall be added to Section 2.02 (Servicing Procedures) as follows:

“(g)                            Upon not less than five (5) Business Days’ prior written notice to the Company, the Collateral Agent, the Administrative Agent and the Funding Agents, the Master Servicer or the relevant Local Servicer may transfer title to any Collection Agency Receivable to a third party collection agency for collection; provided that, at the time of such transfer, if such Collection Agency Receivable is at such time included in the determination of Aggregate Receivables Amount the included amount shall be deemed to be a Collection for all purposes under the Transaction Documents.”

4.                                      With respect to (a) Section 2.3(b)(i) of the UK Receivables Purchase Agreement, (b) Section 2.2(e) of the Dutch Receivables Purchase Agreement, (c) Section 2.2(e) of the Italian Receivables Purchase Agreement and Section 23 of the Italian Onward Sale Agreement, (d) Section 2.2(d) of the Spanish Receivables Purchase Agreement, (e) Section 2.2(e) of the Belgian Receivables Purchase Agreement, and (f) Section 2.2 of the French Receivables Purchase Agreement, each such section is amended to permit the relevant Purchase Price to be paid either (i) by payment directly into the relevant account specified pursuant to the relevant Receivables Purchase Agreement or (ii) by way of book-entry in a current account as between the Purchaser and the relevant Originator.  For the avoidance of doubt, except as provided in the foregoing sentence, none of the other provisions in each Receivables Purchase Agreement regarding the mechanisms for the sale and transfer of Receivables to the Purchaser shall be modified by this Amendment.

5.                                      The Master Servicer hereby confirms to each of the parties hereto that each of the following companies no longer conduct business and that no Pool Receivables originated by any such company remains outstanding: Huntsman Surface Sciences UK Limited; Huntsman Performance Products Spain S.L.;  Huntsman Surface Sciences (France) S.A.S; Huntsman Surface Sciences Italia S.R.L.; and Huntsman Patrica S.R.L. (the “Removed Originators”). Each of the parties hereto agrees that, notwithstanding any provision of the Transaction Documents, each of the Removed Originators shall with effect on and after the Effective Date (defined below) cease to be a party to (in any of its roles, as Originator, Local Servicer or otherwise) and shall not be bound by any of the Transaction Documents.

6.                                      Each of the parties hereto hereby agrees that, notwithstanding any provision of the Transaction Documents, with effect on the Liquidation Servicer Effective Date (defined below): (i)  PricewaterhouseCoopers shall cease to act as the Liquidation Servicer; (ii) its appointment as the Liquidation Servicer shall be terminated; (iii) it shall cease to be a party to (in any of its roles, as Liquidation Servicer or otherwise) and shall not be bound by any of the Transaction Documents.; and (iv) the letter agreement entered into subsequent to the Closing Date between PricewaterhouseCoopers as the Liquidation Servicer and the Company referred to as the Liquidation Servicer Agreement shall be terminated.  The parties hereto further agree that:

(a)                                 so long as a Liquidation Servicer Resumption Event has not occurred, all provisions of the Transaction Documents which apply to the Liquidation Servicer, the Liquidation Servicer Agreement, the Liquidation Servicer Commencement Date and the Liquidation Servicing Fee shall be construed so to not apply; and

(b)                                 a Liquidation Servicer may become a party to the Servicing Agreement or any other Transaction Document by means of an amendment, agreement or instrument without the requirement of the signature or written consent by the European Originators, each of whom shall be bound by such amendment, agreement or instrument so long as it is agreed or consented to by the Master Servicer.  The Master Servicer shall provide the European Originators written notice of any such amendment, agreement or instrument promptly following the execution and delivery thereof.

7.                                      Each of the parties hereto hereby consents, acknowledges and agrees to the amendments and modifications set forth in Sections 2 through 6 of this Amendment.

8.                                      Except as provided below in relation to the Liquidation Servicer Amendments (defined below), the amendments and agreements under Sections 2 through 6 of this Amendment shall become effective on and as of March 5, 2015 subject to the Administrative Agent being in receipt of: (i) this Amendment duly executed by each of the parties hereto other than PWC; (ii) confirmation that Fee Letters with each Lender Group duly executed by each of the parties thereto have been received by the respective Lender Groups; and (iii) legal opinions from New York counsel to Huntsman International, the Company, the European Originators and the Master Servicer with respect to this Amendment, in each case in form and substance satisfactory to the Administrative Agent, each Funding Agent and the Collateral Agent (the “Effective Date”).  The Administrative Agent, on its behalf and on behalf of each Funding Agent and the Collateral Agent, will provide an e-mail notice to the parties to this Amendment when it has received the documents required to be delivered to it pursuant to this Section 8.

9.                                      The amendments and agreements under Section 2(b), (j), (k), (l), (m), (n) and (q), Section 3 and Section 6 (collectively the “Liquidation Servicer Amendments”) shall become effective on and as of the date upon which both the Effective Date has occurred and the Administrative Agent has received a signature page to this Amendment duly executed by PWC (the “Liquidation Servicer Effective Date”).

10.                               Except as expressly amended by this Amendment, each of the Receivables Loan Agreement, the Servicing Agreement and each of the Receivables Purchase Agreements and the other Transaction Documents is ratified and confirmed in all respects and the terms, provisions and conditions thereof are and shall remain in full force and effect.  The parties hereto agree that this Amendment shall constitute a Transaction Document.

11.                               THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

12.                               This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.  Delivery (by fax or email) of a facsimile signature on the signature page of this Amendment shall be effective as delivery of an original signature thereof.

13.                               The provisions of Sections 36.1, 36.2, 36.21, 36.22 and 36.26 of the Receivables Loan Agreement and Section 8.04 of the Servicing Agreement shall apply hereto, mutatis mutandis, as if set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its respective officers as of the day and year first above written.

HUNTSMAN RECEIVABLES FINANCE LLC

By:	/s/ John R. Heskett
Name: John R. Heskett
Title: Vice President, Planning and Treasurer

VANTICO GROUP S.A R.L.

By:	/s/ John R. Heskett
Name: John R. Heskett
Title: Manager

HUNTSMAN INTERNATIONAL LLC

By:	/s/ John R. Heskett
Name: John R. Heskett
Title: Vice President, Planning and Treasurer

TIOXIDE EUROPE LIMITED

By:	/s/ Justin Phillipson
Name: Justin Phillipson
Title: Director

HUNTSMAN SURFACE SCIENCES UK LIMITED

By:	/s/ Justin Phillipson
Name: Justin Phillipson
Title: Director

HUNTSMAN HOLLAND B.V.

By:	/s/ Ben De Jong
Name: Ben De Jong
Title: Director

HUNTSMAN ADVANCED MATERIALS (EUROPE) BVBA

By:	/s/ Patrick Verraes
Name: Patrick Verraes
Title: Manager (“zaakvoerder”)

By:	/s/ Wim Van Herck
Name: Wim Van Herck
Title: Manager (“zaakvoerder”)

TIOXIDE EUROPE S.L.U.

By:	/s/ Mike Dixon
Name: Mike Dixon
Title: Director

HUNTSMAN PERFORMANCE PRODUCTS SPAIN, S.L.

By:	/s/ Francisco Sanchez
Name: Francisco Sanchez
Title: Director

By:	/s/ John Smyth
Name: John Smyth
Title: Director

TIOXIDE EUROPE S.A.S.,

By:	/s/ Eric Cassisa
Name: Eric Cassisa
Title: President

HUNTSMAN SURFACE SCIENCES (FRANCE) S.A.S.

By:	/s/ John Smyth
Name: John Smyth
Title: Director

By:	/s/ Simone Grizzi
Name: Simone Grizzi
Title: Director

TIOXIDE EUROPE S.R.L.

By:	/s/ Stephen Fox
Name: Stephen Fox
Title: Director

HUNTSMAN SURFACE SCIENCES ITALIA S.R.L.

By:	/s/ Pietro Maniscalo
Name: Pietro Maniscalo
Title: Director

By:	/s/ Guiliano Cremonesi
Name: Guiliano Cremonesi
Title: Director

HUNTSMAN PATRICA S.R.L.

By:	/s/ Pietro Maniscalo
Name: Pietro Maniscalo
Title: Director

By:	/s/ Guiliano Cremonesi
Name: Guiliano Cremonesi
Title: Director

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent and a Funding Agent

By:	/s/ Sean White
Name: Sean White
Title: Director

SHEFFIELD RECEIVABLES COMPANY LLC,
as a Lender

By:	/s/ Andrew Shuster
Name: Andrew Shuster
Title: Director

HSBC BANK PLC,
as a Funding Agent

By:	/s/ Nigel Batley
Name: Nigel Batley
Title: Managing Director

REGENCY ASSETS LIMITED,
as a Lender

By:	/s/ Rhys Owens
Name: Rhys Owens
Title: Duly Appointed Attorney

PRICEWATERHOUSECOOPERS LLP,
as Liquidation Servicer

By:	/s/ Robert Smid
Name: Robert Smid
Title: Partner